VictoryShares

VictoryShares US Large Cap High Div Volatility Wtd ETF

Supplement dated June 1, 2018

to the Summary Prospectus dated November 1, 2017 (“Prospectus”)

1.              Effective June 18, 2018, the name of the CEMP US Large Cap High Dividend 100 Volatility Weighted Index is changed to “Nasdaq Victory US Large Cap High Dividend 100 Volatility Weighted Index” and the name of the CEMP US Large Cap 500 Volatility Weighted Index is changed to “Nasdaq Victory US Large Cap 500 Volatility Weighted Index” (collectively, the “Indexes”). The Indexes are each maintained by Nasdaq, Inc. (the “Index Provider”).  The Index Provider is not affiliated with the Fund or the Fund’s investment adviser, Victory Capital Management Inc.

2.              The following replaces, in its entirety, the information under the section “Portfolio Managers” on pages 4 and 5 of the Summary Prospectus:

Mannik Dhillon is President, VictoryShares and Solutions of the Adviser and has been a Portfolio Manager of the Fund since June 2018.

Stephen Hammers is the Chief Portfolio Strategist of VictoryShares and has been a Portfolio Manager of the Fund since its inception.

If you wish to obtain more information, please call the Victory Funds at 866-376-7890.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.